UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 17, 2012

Date of earliest event reported: April 11, 2012

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Houston Center, 909 Fannin, Suite 3100,

Houston, TX 77010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Initial Public Offering

On April 17, 2012, MRC Global Inc. (the “Company” or “we”) completed our initial public offering (the “Offering”) of 22,727,273 shares of common stock at a price of $21.00 per share pursuant to a Registration Statement on Form S-1, as amended (File No. 333-178980) (the “Registration Statement”). The 22,727,273 shares include 17,045,455 shares sold by the Company and 5,681,818 shares sold by PVF Holdings LLC, a stockholder of the Company. PVF Holdings LLC also granted the underwriters for the Offering an option to purchase up to an additional 3,409,091 shares of common stock during the 30 days following April 11, 2012.

Governance Agreement

In connection with the Offering, on April 11, 2012, we entered into a governance agreement with PVF Holdings LLC, which grants PVF Holdings LLC certain rights relating to the nomination of candidates to our board of directors (the “Board”).

The governance agreement allows PVF Holdings LLC, for so long as it beneficially owns at least 15% of the shares of our common stock outstanding, to designate a number of director nominees in the slate of director nominees that we propose to stockholders in connection with an election of directors. The number of nominees that PVF Holdings LLC has the right to designate is equal to the product of (i) the percentage of the total outstanding shares of our common stock beneficially owned by PVF Holdings LLC multiplied by (ii) the total number of directors comprising our Board. In the event that this calculation results in PVF Holdings LLC having the right to designate a non-whole number of nominees, the number of nominees that PVF Holdings LLC has a right to designate will be rounded up to the nearest whole number.

PVF Holdings LLC has the right to assign its rights and obligations under the governance agreement to Goldman, Sachs & Co. and/or one or more of its affiliates, but not to any other person. In the event of an assignment, the director nomination rights described above will inure to the benefit of the assignee or assignees, and the shares of our common stock beneficially owned by Goldman, Sachs & Co. and its affiliates, taken together, will be counted towards the ownership thresholds referred to above.

PVF Holdings LLC, which is controlled by funds affiliated with Goldman, Sachs & Co., is our largest stockholder, owning approximately 77% of our common stock (74% if the underwriters for the Offering exercise their option to purchase additional shares).

New Registration Rights Agreement

In connection with the Offering, on April 11, 2012, we entered into a new registration rights agreement with PVF Holdings LLC pursuant to which we may be required to register the sale of our shares of common stock owned by PVF Holdings LLC. Under the registration rights agreement, PVF Holdings LLC has the right to request that we use our reasonable best efforts to register the sale of shares that PVF Holdings LLC holds on its behalf on up to five occasions including requiring us to file shelf registration statements permitting sales of shares into the market from time to time over an extended period. PVF Holdings LLC’ right to demand registration is subject to certain limitations contained in the registration rights agreement, including our right to decline to cause a registration statement for a demand registration to be declared effective within 180 days after the effective date of any of our other registration statements.

In addition, PVF Holdings LLC has the ability to exercise certain piggyback registration rights with respect to its own securities if we elect to register any of our equity securities. The registration rights agreement also includes provisions dealing with allocation of securities included in registration statements, registration procedures, indemnification, contribution and allocation of expenses. The registration rights agreement will be in effect until such time as PVF distributes all of the common stock which it holds to its members.

Amendment No. 2 to Registration Rights Agreement

In connection with this Offering, on April 17, 2012, we amended the existing registration rights agreement, which will become effective at such time as PVF distributes any of the common stock which it holds to its members. Pursuant to the terms of such amended registration rights agreement, the existing members of PVF Holdings LLC would thereafter be entitled to certain registration rights with respect to our shares of common stock which are distributed to them by PVF Holdings LLC. In particular, the Goldman Sachs Funds would be able to request that we use our reasonable best efforts to register the sale of shares that they own on up to four occasions, and MRC Transmark Holdings UK Limited would be able to request that we use our reasonable best efforts to register the sale of shares it owns on one occasion, and all of the members of PVF Holdings LLC party to the existing registration rights agreement would have the ability to exercise certain piggyback registration rights with respect to their own securities if we elect to register any of our equity securities.

Indemnification Agreement

In connection with the Offering, we entered into amended indemnification agreements with our directors and executive officers.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the Offering, on April 17, 2012, we terminated the management stockholders agreement which we had previously entered into with many of our employees and directors. Each holder of a stock option or restricted stock award, including the members of the Board who have received awards, was a party to a management stockholders agreement. Employees or directors that purchased common stock of MRC Global Inc. also became a party to the management stockholders agreement. The management stockholders agreement set forth the terms and conditions governing common stock of MRC Global Inc., including vested restricted stock and shares of common stock received upon the exercise of stock option awards.

The management stockholders agreement provided that upon the termination of a shareholder’s employment with MRC Global Inc. or its affiliates (including, in the case of a non-employee member of the Board, the termination of his or her service on the Board), MRC Global Inc. could exercise its right to purchase from the shareholder (or his or her permitted transferee) all or a portion of the shareholder’s vested restricted stock, common stock received upon the exercise of the shareholder’s stock options, or common stock the shareholder purchased.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Offering, we entered into the Amended and Restated Articles of Incorporation, dated April 11, 2012, attached hereto as Exhibit 3.1, and we entered into the Amended and Restated Bylaws, dated April 11, 2012, attached hereto as Exhibit 3.2. See “Description of Capital Stock” in our Registration Statement on Form S-1 (File No. 333-178980) for a description of certain key terms in the updated certificate of incorporation and bylaws.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

In connection with the Offering, we entered into the Amended and Restated Articles of Incorporation, dated April 11, 2012, attached hereto as Exhibit 3.1, and we entered into the Amended and Restated Bylaws, dated April 11, 2012, attached hereto as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.

A list of exhibits filed herewith is contained in the exhibit index following the signature page hereto and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2012

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

99.1	Press Release, dated April 11, 2012

99.2	Press Release, dated April 17, 2012